UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 22, 2018 (January 21, 2018)

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	001-33606	98-0501001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

(441) 278-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry Into a Material Definitive Agreement
On January 21, 2018, Validus Holdings, Ltd. (“Validus”) entered into a definitive agreement and plan of merger (the “Merger Agreement”) with American International Group, Inc. (“AIG”) and Venus Holdings Limited, a wholly owned subsidiary of AIG (“Merger Sub”). The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merger with and into Validus in accordance with the Bermuda Companies Act (the “Merger”), with Validus surviving the Merger as a wholly owned subsidiary of AIG (such entity, the “Surviving Company”).
Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding common share, par value $0.175 per share, of Validus (each, a “Company Share”) (other than any Company Shares owned by Validus as treasury shares or any Company Shares owned by a subsidiary of Validus, AIG or a subsidiary of AIG) will be automatically canceled and converted into the right to receive $68.00 in cash, without interest (the “Merger Consideration”).  Each issued and outstanding series A preferred share, par value $0.175 per share, of Validus, will remain issued and outstanding as a “Series A Preferred Share” of the Surviving Company and each series B preferred share, par value $0.175 per share, of Validus, will remain issued and outstanding as a “Series B Preferred Share” of the Surviving Company, in each case as described further in the Merger Agreement.
At the effective time of the Merger, subject to certain exceptions, a pro rata portion of each restricted Company Share subject solely to service-based vesting requirements and not performance-based vesting that is outstanding immediately prior to the Merger will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash equal to the sum of the (i) Merger Consideration and (ii) any dividends accrued in respect of such restricted Company Shares, and the remaining portion of each restricted Company Share will be assumed by AIG and automatically converted into a number of restricted shares of AIG common stock equal to the product of (i) the equity award exchange ratio set forth in the Merger Agreement and (ii) the number of Company Shares represented by the remaining portion of each restricted Company Share. At the effective time of the Merger, subject to certain exceptions, a pro-rata portion of each restricted Company Share subject to performance-based vesting requirements that is outstanding immediately prior to the Merger will, to the extent not vested, become fully vested at target payout levels, and will be canceled and converted into the right to receive a lump-sum amount in cash equal to the sum of (i) the Merger Consideration and (ii) any dividends accrued in respect of such restricted Company Shares, and the remaining portion of each restricted Company Share will be assumed by AIG and automatically converted into a number of restricted shares of AIG common stock equal to the product of (i) the equity award exchange ratio set forth in the Merger Agreement and (ii) the number of Company Shares represented by the remaining portion of each restricted Company Share at target payout levels. Following the effective time of the Merger, each resulting AIG restricted share will continue to be subject to the service-vesting requirements as in effect immediately prior to the effective time of the Merger, but will no longer be subject to any further performance-based vesting requirements. At the effective time of the Merger, subject to certain exceptions, a pro rata portion of each unvested restricted Company Share unit award that is outstanding immediately prior to the Merger will, to the extent not vested, become fully vested, and will be canceled and converted into the right to receive a lump-sum amount in cash equal to the Merger Consideration, and the remaining portion of each unvested restricted Company Share unit award will be assumed by AIG and automatically converted into a restricted AIG share unit award entitling the holder to receive a number of share of AIG common stock equal to the product of (i) the number of Company Shares subject to such restricted Company Share unit award immediately prior to the effective time of the merger and (ii) the equity award exchange ratio set forth in the Merger Agreement. Payments will be made without interest promptly after the effective time of the Merger and will be subject to applicable withholding.
The Merger Agreement permits Validus to pay out regular quarterly cash dividends not to exceed $0.38 per Company Share, with its quarterly dividend for the second fiscal quarter for 2018 to be paid prior to the closing of the Merger even if such closing would occur prior to the regular record or payment date of such dividend.
The Merger Agreement contains various customary representations and warranties from each of Validus, AIG and Merger Sub. Validus has also agreed to various customary covenants, including but not limited to conducting its business in the ordinary course and not engaging in certain types of transactions during the period between the execution of the Merger Agreement and the closing of the Merger. Validus also covenants (1) to cause a stockholder meeting to be held to obtain approval of the Merger by Validus’ shareholders, (2) to not solicit, enter into discussions concerning, or provide confidential information in connection with, alternative transactions, subject to a customary exception that allows Validus under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that Validus’ board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or would reasonably be expected to lead to a “superior proposal” and (3) subject to certain exceptions, that its board of directors will recommend that the stockholders of Validus vote in favor of the approval of the Merger Agreement.  However, Validus’ board of directors may, subject to certain procedural requirements set forth in the Merger Agreement, change its recommendation to Validus shareholders to approve the Merger in response to (i) a “superior proposal”, if the board of directors of Validus has determined, after consultation with Validus’ financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law or (ii) a material “intervening event” that first arises or becomes known to the board after the execution of the Merger Agreement and prior to receipt of the Validus Shareholder Approval, if the board of directors of Validus has determined in good faith, after consultation with the Company’s outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law.
Consummation of the Merger is subject to customary closing conditions, including approval of the Merger by Validus’ shareholders. In connection with its approval of the Merger Agreement, the Board of Directors has approved an amendment to the bye-laws of Validus (the “Bye-Law Amendment”) and has resolved to recommend approval of the Bye-Law Amendment to the shareholders of Validus. If the shareholders of Validus approve the Bye-Law Amendment, then the approval of the Merger Agreement, the Statutory Merger Agreement and the Merger by a majority of the Company Shares, Series A Preferred Shares and Series B Preferred Shares, voting together as a single class, at a special general meeting in accordance with Validus’ bye-laws is required. However, if the shareholders of Validus do not approve the Bye-Law Amendment, then the approval of the Merger Agreement, the Statutory Merger Agreement and the Merger by a majority of three-fourths of the Company Shares, Series A Preferred Shares and Series B Preferred Shares, voting together as a single class, at a special general meeting in accordance with Validus’ bye-laws is required.
Further conditions include (1) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain regulatory approvals (the “Required Approvals”), including approval of the Bermuda Monetary Authority, the U.K. Prudential Regulatory Authority, the U.K. Financial Conduct Authority, Lloyd’s, the New Hampshire Department of Insurance, the Texas Department of Insurance and the Swiss Financial Market Supervisory Authority, (2) the absence of any injunction, judgment or ruling of a governmental authority enjoining, restraining or otherwise prohibiting the Merger and (3) subject to specified materiality standards, the accuracy of the representations and warranties of, and performance of all covenants by, the parties as set forth in the Merger Agreement.  Validus and AIG make customary covenants to use their respective reasonable best efforts (subject to certain limitations) to take all actions necessary to cause the conditions to closing to be satisfied in the most expeditious manner practicable, including using their respective reasonable best efforts to obtain all necessary governmental and regulatory approvals.
The Merger Agreement also provides certain termination rights for both AIG and Validus, and further provides that upon termination of the Merger Agreement, in certain circumstances, Validus will be required to pay AIG a termination fee of $162 million. Circumstances in which this termination fee is required to be paid include if the Merger Agreement is terminated by Validus because it enters into an alternative transaction agreement with respect to a “superior proposal” prior to the approval by Validus shareholders having been obtained, or by AIG as a result of Validus’ board of directors making an “adverse recommendation change” regarding its recommendation to Validus shareholders with respect to the Merger prior to the approval by Validus shareholders having been obtained.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The representations, warranties and covenants of Validus, AIG and Merger Sub contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in Validus’ filings with the United States Securities and Exchange Commission  (“SEC”) since June 30, 2016 and (ii) confidential disclosures made in the disclosure letters delivered in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Validus, AIG, Merger Sub or their respective businesses. Investors should not rely upon the representations and warranties in the Merger Agreement as characterizations of actual facts or circumstances as of the date of the Merger Agreement or as of any other date. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Validus’ public disclosures.
Item 8.01          Other Events
On January 22, 2018, Validus and AIG issued a joint press release announcing the execution of the Merger Agreement. A copy of that press release is furnished as Exhibit 99.1.
On January 22, 2018, Validus issued a communication to its Validus Reinsurance, Ltd. and AlphaCat business partners announcing the execution of the Merger Agreement. A copy of that communication is furnished as Exhibit 99.2.
On January 22, 2018, Validus issued a communication to its Talbot Group business partners announcing the execution of the Merger Agreement. A copy of that communication is furnished as Exhibit 99.3.
On January 22, 2018, Validus issued a communication to its Western World Insurance Group and Validus Specialty Underwriters business partners announcing the execution of the Merger Agreement. A copy of that communication is furnished as Exhibit 99.4.
On January 22, 2018, Validus issued a communication to its Crop Risk Services business partners announcing the execution of the Merger Agreement. A copy of that communication is furnished as Exhibit 99.5.
On January 22, 2018, Validus issued a communication to investors in funds managed by AlphaCat Managers Ltd. announcing the execution of the Merger Agreement. A copy of that communication is furnished as Exhibit 99.6.
Item 9.01          Financial Statements and Exhibits
(d) Exhibits
2.1	Agreement and Plan of Merger, dated as of January 21, 2018, by and among Validus Holdings Ltd., American International Group, Inc. and Venus Holdings Limited
99.1	Press Release, issued by Validus Holdings Ltd. and American International Group, Inc., dated as of January 22, 2018
99.2	Communication to Validus Reinsurance, Ltd. and AlphaCat business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.3	Communication to Talbot Group business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.4	Communication to Western World Insurance Group and Validus Specialty Underwriters business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.5	Communication to Crop Risk Services business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.6	Communication to investors in funds managed by AlphaCat Managers Ltd., issued by Validus Holdings Ltd., dated as of January 22, 2018

Cautionary Note Regarding Forward-Looking Statements
Certain statements herein may include projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Validus may make related oral, forward-looking statements on or following the date hereof. These projections, goals, assumptions and statements are not historical facts but instead represent only Validus’ belief regarding future events, many of which, by their nature, are inherently uncertain and outside Validus’ control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal,” or “estimate.” It is possible that Validus’ actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements.
The proposed transaction is subject to risks and uncertainties and factors that could cause Validus’ actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include, but are not limited to (i) that Validus may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain Validus shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (v) risks related to disruption of management’s attention from Validus’ ongoing business operations due to the proposed transaction; (vi) the effect of the announcement of the proposed transaction on Validus’ relationships with its clients, operating results and business generally; (vii) the outcome of any legal proceedings to the extent initiated against Validus or others following the announcement of the proposed transaction, as well as Validus’ management’s response to any of the aforementioned factors; and (viii) industry conditions.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Validus’ most recent reports on Form 10-K and Form 10-Q and other documents of Validus on file with or furnished to the SEC. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Validus or its business or operations. Except as required by law, Validus undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Transaction and Where to Find It
 In connection with the proposed transaction, Validus will file with the SEC a proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This material is not a substitute for the proxy statement or any other document which Validus may file with the SEC. INVESTORS IN AND SECURITY HOLDERS OF VALIDUS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by Validus through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Validus:
Investor Relations
Validus Holdings, Ltd.
441-278-9000
 investor.relations@validusholdings.com

Participants in the Solicitation
Validus and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Validus’ shareholders in connection with the proposed transaction. Information regarding Validus’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Validus’ annual proxy statement filed with the SEC on March 16, 2017. A more complete description will be available in the proxy statement on Schedule 14A. You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC. All such documents, when filed or furnished, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus at the Investor Relations contact above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: January 22, 2018
By:	/s/ Robert F. Kuzloski
Name:	Robert F. Kuzloski
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 21, 2018, by and among Validus Holdings Ltd., American International Group, Inc. and Venus Holdings Limited
99.1	Press Release, issued by Validus Holdings Ltd. and American International Group, Inc., dated as of January 22, 2018
99.2	Communication to Validus Reinsurance, Ltd. and AlphaCat business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.3	Communication to Talbot Group business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.4	Communication to Western World Insurance Group and Validus Specialty Underwriters business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.5	Communication to Crop Risk Services business partners, issued by Validus Holdings Ltd., dated as of January 22, 2018
99.6	Communication to investors in funds managed by AlphaCat Managers Ltd., issued by Validus Holdings Ltd., dated as of January 22, 2018